UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2015

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 31, 2015, Pioneer Natural Resources Company (the “Company”) entered into the Second Amendment to Second Amended and Restated 5-Year Revolving Credit Agreement dated as of August 31, 2015 (the “Second Amendment”), with Wells Fargo Bank, National Association, as Administrative Agent, and the other agents and lenders party thereto, which amends that certain Second Amended and Restated 5-Year Revolving Credit Agreement dated as of March 31, 2011, among the Company, the Administrative Agent, and the other agents and lenders party thereto.

The primary changes effected by the Second Amendment were to extend the maturity of the credit facility to August 31, 2020 (subject to provisions that permit two one-year extensions), remove certain negative covenants related to investments, swap agreements and related party transactions, and adjust the pricing in certain respects. The financial covenant was not changed by the Second Amendment.

This description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant into a Material Definitive Agreement

The disclosure provided in Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 7.01.	Regulation FD Disclosure

On September 3, 2015, the Company will post an Investor Presentation, titled “Investor Presentation-September 2015 on the Company’s website, www.pxd.com. A copy of the presentation can be reviewed at the website by first selecting “Investors,” then “Investor Presentations.”

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1 --
Second Amendment to Second Amended and Restated 5-Year Revolving Credit Agreement dated as of August 31, 2015, among the Company, as the Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and certain other lenders.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor,
Vice President and Chief
Accounting Officer

Dated: September 3, 2015

EXHIBIT INDEX

PIONEER NATURAL RESOURCES COMPANY

EXHIBIT INDEX

Exhibit No.	Description

10.1(a)
Second Amendment to Second Amended and Restated 5-Year Revolving Credit Agreement dated as of August 31, 2015, among the Company, as the Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and certain other lenders.

___________
(a) Filed herewith.